Net cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Schedule of Cash and Cash Equivalents

(CHF in millions)	12/31/2022	12/31/2021

Current bank accounts	309.7	419.5
Digital wallets	12.5	5.8
Fixed deposit	48.8	227.8
Cash and cash equivalents	371.0	653.1
Current bank overdrafts	—	—
Net cash and cash equivalents[1]	371.0	653.1

[1] Net cash and cash equivalents as at December 31, 2022 includes restricted cash in the amount of CHF 129.5 million (December 31, 2021: CHF 0 million) provided for a bank guarantee associated with a future lease commitment, refer to 4.8 Commitments and contingencies.